Exhibit 10.15         Execution Version
AMENDMENT NO. 8 TO AMENDED AND RESTATED SENIOR SECURED
REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 8 - TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of September 23, 2025, is made with respect to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019 (as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 13, 2019, as amended by that certain Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2020, as amended by that certain Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2020, as amended by that certain Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Agreement and Amendment No. 1 to Amended and Restated Guarantee, Pledge and Security Agreement, dated as of May 4, 2021, as amended by that certain Amendment No. 5 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 5, 2023, as amended by that certain Amendment No. 6 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 23, 2023, as amended by that certain Amendment No. 7 and Limited Waiver to Amended and Restated Senior Secured Revolving Credit Agreement, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and
WHEREAS, the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENTS TO CREDIT AGREEMENT
1.1. Effective as of the Amendment No. 8 Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

BUSINESS.33369053.4

        (a)    Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definition of “Other Covered Indebtedness” in its entirety and replacing it with the following:
“Other Covered Indebtedness” means, collectively, (i) Secured Longer-Term Indebtedness, (ii) from April 15, 2026, the 2027 Notes, (iii) from May 15, 2028, the 2029 Notes, (iv) from May 27, 2029, the 2030 Notes, (v) Unsecured Shorter-Term Indebtedness and (vi) obligations in respect of one or more Hedging Agreements or other swap or derivative transactions (for the avoidance of doubt, the amount of Other Covered Indebtedness under any Hedging Agreement, swap or derivative transactions shall be the amount such Obligor would be obligated for under such transaction if such transaction were terminated at the time of determination, after giving effect to any collateral posted pursuant to the terms of such transaction).
(b)    Section 6.01 (Indebtedness) of the Credit Agreement is hereby amended by deleting clause (h) in its entirety and replacing it with “(h) Indebtedness of the Borrower under any Hedging Agreements entered into in the ordinary course of the Borrower’s business and not for speculative purposes.”
SECTION II MISCELLANEOUS
2.1. Conditions to Effectiveness of Agreement. This Agreement shall become effective as of the date (the “Amendment No. 8 Effective Date”) on which the Borrower has satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)Documents. Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:
(i)Executed Counterparts. From each party hereto (which shall include all Lenders) either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.
(b)Liens. The Administrative Agent shall have received results of a recent lien search in each relevant jurisdiction with respect to the Obligors, confirming the priority of the Liens in favor of the Collateral Agent created pursuant to the Security Documents and revealing no liens on any of the assets of the Obligors except for Liens permitted under Section 6.02 of the Credit Agreement. All UCC financing statements, control agreements, stock certificates and other documents or instruments required to be filed or executed and delivered in order to create in favor of the Collateral Agent, for the benefit of the Administrative Agent and the Lenders, a first-priority perfected (subject to Eligible Liens) security interest in the Collateral (to the extent that such a security interest may be perfected by filing, possession or control under the Uniform Commercial Code) shall have been properly filed (or provided to the Administrative Agent) or executed and delivered in each jurisdiction required.

BUSINESS.33369053.4

(c)Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors (including the Subsidiary Guarantors) in connection with the transactions contemplated hereby and any other evidence reasonably requested by, and reasonably satisfactory to, the Administrative Agent as to compliance with all material legal and regulatory requirements applicable to the Obligors, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the transactions contemplated hereby or any transaction being financed with the proceeds of the Loans shall be ongoing.
(d)No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or, to the knowledge of the Borrower, threatened in writing in any court or before any arbitrator or Governmental Authority (including any SEC investigation) that relates to the transactions contemplated hereby or that could reasonably be expected to have a Material Adverse Effect.
(e)[Reserved].
(f)Due Diligence. All customary confirmatory due diligence on the Borrower and its Subsidiaries shall have been completed by the Administrative Agent and the Lenders and the results of such due diligence shall be satisfactory to the Administrative Agent and the Lenders. No information shall have become available which the Administrative Agent reasonably believes has had, or could reasonably be expected to have, a Material Adverse Effect.
(g)Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document (including this Agreement), nor any default or event of default that permits (or which upon notice, lapse of time or both, would permit) the acceleration of any Material Indebtedness, immediately before and after giving effect to, the transactions contemplated hereby, any incurrence of Indebtedness hereunder and the use of the proceeds hereof.
(h)USA PATRIOT Act. The Administrative Agent and each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, as requested by the Administrative Agent or any Lender.
(i)Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Amendment No. 8 Effective Date, showing a calculation of the Borrowing Base (using valuation procedures consistent with those set forth in Section 5.13 of the Credit Agreement) as of the date immediately prior to the Amendment No. 8 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
(j)Beneficial Ownership Regulation. The Administrative Agent and the Lenders shall have received, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, prior to the Amendment No. 8 Effective Date, a Beneficial Ownership Certification.

BUSINESS.33369053.4

(k)Fees and Expenses. The Administrative Agent, the Joint Lead Arrangers and the Lenders shall have received all fees and expenses (including the legal fees of Dechert LLP, special New York counsel to the Administrative Agent, to the extent invoiced) related to or payable under this Agreement and under any Fee Letters entered into in connection with this Agreement and the other Loan Documents, in each case, owing on or prior to the Amendment No. 8 Effective Date, including any up-front fee due to any Lender on or prior to the Amendment No. 8 Effective Date.
(l)Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request or require in form and substance reasonably satisfactory to the Administrative Agent.
2.2. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Obligor represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 8 Effective Date and after giving effect to this Agreement:
(a) This Agreement has been duly authorized, executed and delivered by each Obligor and each of the Credit Agreement, as amended by this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each such Obligor, enforceable in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment No. 8 Effective Date, or, as to any such representations and warranties that refer to a specific date, as of such specific date.
2.3. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in Section 4.1, and thereafter shall be binding upon and inure to the benefit of the parties thereto and the respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.
2.5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK IN CONTRACT, TORT, OR OTHERWISE AND AT LAW OR IN EQUITY.

BUSINESS.33369053.4

2.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
2.7. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
2.8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Obligors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document.
2.9. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereby by electronic means.
2.10. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each Obligor, to the extent applicable, hereby, as of the date hereof, (i) consents to this Agreement and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement, confirms its guarantee (solely in the case of the Subsidiary Guarantors) and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as

BUSINESS.33369053.4

applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
SECTION III
[Signature pages follow]

BUSINESS.33369053.4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

OAKTREE SPECIALTY LENDING CORPORATION, as Borrower

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: General Counsel and Secretary

    OCSL SRNE, LLC, as Subsidiary Guarantor

    By:    Oaktree Specialty Lending Corporation
    Its:    Managing Member

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: General Counsel and Secretary

    FSFC HOLDINGS, INC., as Subsidiary Guarantor

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Secretary

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent
and as a Lender

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Ruben De Saegher
Name: Ruben De Saegher
Title: Director

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

J.P. MORGAN CHASE BANK N.A., as a Lender

By: /s/ Oleksandr Shelyakin
Name: Oleksandr Shelyakin
Title: Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Director

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

CITY NATIONAL BANK, as a Lender

By: /s/ Fiyaz Khan
Name: Fiyaz Khan
Title: Senior Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

KEYBANK N.A., as a Lender

By: /s/ Richard Andersen
Name: Richard Andersen
Title: Senior Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By: /s/    Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By: /s/ Patrick Marsh
Name: Patrick Marsh
Title: Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

BNP PARIBAS, as a Lender

By: /s/ Claudia DeSimio
Name: Claudia DeSimio
Title: Managing Director
By: /s/ Sebastian Hebenstreit
Name: Sebastian Hebenstreit
Title: Director

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By: /s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

MUFG UNION BANK, N.A, as a Lender

By: /s/ Kenneth Lee
Name: Kenneth Lee
Title: Vice President
[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director
[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By: /s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director
[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]

STIFEL BANK & TRUST, as a Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

[Signature Page to Amendment No.8 to Senior Secured Revolving Credit Agreement]

FIRST-CITIZENS BANK & TRUST, as a Lender

By: /s/ Robert L. Klein
Name: Robert L. Klein
Title: Managing Director
[Signature Page to Amendment No.8 to Senior Secured Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Nikolas Broschofsky
Name: Nikolas Broschofsky
Title: Executive Director

[Signature Page to Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement]